UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2008



                              Bosco Holdings, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Nevada                        333-144509                  98-0534794
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

26 Utkina Street, Apt. 10, Irkutsk, Russia                   664007
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   +7-3952-681-878
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR240.14d-2(b))

[_]Soliciting material pursuant to Rule 14a-12 under Exchange Act
   (17 CFR240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR240.13e-4(c))











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ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 30, 2008, Alexander Dannikov resigned as secretary of the Company. As such, we have appointed Andrey Kryukov as secretary to the Company.

Andrey Kryukov graduated with a Bachelor Degree in Business from Baikal State Economic University in December 1998. Since that time, Mr. Kryukov has been self-employed as sole proprietor and owned several home restoration stores. He also provides consulting service for various companies involved in distribution of home restoration goods.

Mr. Andrey Kryukov replaces Mr. Alexander Dannikov, who has resigned as secretary but remains a director of the Company.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2008                       Bosco Holdings, Inc.


                                    By:  /s/ Alexander Dannikov
                                        ---------------------------------------
                                             Alexander Dannikov, Director